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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2000, in the Post-Effective Amendment No. 1 to Registration Statement (Form SB-2) dated April 28, 2000 and related Prospectus of Aquasearch, Inc. for the registration of 19,549,622 shares of its common stock.


                                                  /s/ Ernst & Young LLP




Honolulu, Hawaii
April 28, 2000